SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 20, 1999



                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Delaware                      1-10428                77-0148208
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(State of or other            (Commission             (IRS Employer
jurisdiction of               File Number)            Identification
incorporation)                                        Number)



3400 West Warren Avenue, Fremont, California                   94538
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  (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code    (510) 623-9001




          ------------------------------------------------------
          (Former name or address, if changed since last report)
          (Exact name of registrant as specified in its charter)


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Item 5.  OTHER EVENTS.

      On March 20, 1999, Mr. Timothy A. Marcotte, the Company's former Vice President, Finance and Chief Financial Officer, resigned as a director of the Corporation.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                              (Registrant)


DATE:  March 22, 1999         By:   /s/ C. Russell Trenary, III
                                    -----------------------------------
                                    Name:       C. Russell Trenary, III
                                    Title:      President and
                                                Chief Executive Officer